Exhibit 99.1

Investor Presentation October 2013 1

Forward Looking Statements and Non-GAAP Information This presentation contains forward-looking statements within the meaning of federal securities laws, that are subject to risks and uncertainties. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations plans objectives future performance and business You can identify forward-looking statements by the operations, plans, objectives, business. fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate," "estimate," "expect," "project," "plan,“ "intend," "believe" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. These forward-looking statements are based on assumptions that we have made in light of our industry experience and on our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances. As you consider this presentation, you should understand that these statements are not guarantees of performance or results. They involve risks, uncertainties (some of which are beyond our control) and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, you should be aware that many factors could affect our actual financial results and cause them to differ materially from those anticipated in the forward-looking statements. Because of these factors, we caution that you should not place undue reliance on any of our forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. We have no duty to, and do not intend to, update or revise the forward-looking statements in this presentation after the date of this presentation. This presentation includes “As Adjusted” data, which excludes acquisition-related costs attributable to our acquisition of the equity interests in MGHC Holding Corporation, or “Mattress Giant.” Such “As Adjusted” data is considered a financial measure not in accordance with the accounting principles generally accepted in the United States, or “GAAP,” and is not in lieu of, or preferable to, “As Reported,” or GAAP, financial data. However, we are providing this information as we believe it facilitates year-over-year comparisons for investors and financial analysts. Please refer to the reconciliation footnotes below for a 2 reconciliation of such non-GAAP financial measures to the most directly comparable GAAP measures.

#1 Specialty Bedding Retailer L F i L t St C t M k Sh #1 1 288 Largest Footprint Largest Store Count Market Share 85 markets across 31 states(1) Doubled store count in 3 years(1) >86% of stores in markets where 1,288 we have #1 market share(2) Sales Growth Sales Momentum Growing Profitability(3) $1,114.0mm $100 1 26.8% 26.6% 14.8% Prior Year Current Year $432.3mm $1,007.3mm $92.1mm $432.3mm $21 0mm 100.1mm 2011 2012 LTM 13H1 Sales growth in excess of 30% Adjusted operating income margin grew 413 bps 10 consecutive quarters of 2-year stacked comps >10% $21.0mm 2009 LTM 13H1 2009 LTM 13H1 21.0mm 3 (1) Includes franchise locations (2) Per internal study completed in August 2013; does not include franchise locations (3) LTM 13H1 adjusted to exclude $11.6 million of acquisition, impairment, secondary offering and ERP implementation costs

Key Investment Highlights Proven Track Compelling Best in Class Highly Experienced Record of Driving Profitability Industry Dynamics Best-in-Specialty Retailer Achievable Growth Plan and Invested Management Team 4

Compelling Industry Dynamics 5Rosenberg, TX

Attractive Industry Dynamics 1 9 Mattress Specialty Retailers Taking Market Share(1) Department Stores 11% Other 14% % . Long-term industry growth CAGR of 5.2% . Recession bounce back Furniture R t il Department Stores 5% Other 14% Furniture Retailers 56% 19% . 8.7% industry growth in 2012 and expected 3.0% in 2013(3) Mattress Specialty Retailers Mattress Specialty l Retailers 35% 46% $7 0 $7.5 1993 2012 U.S. Wholesale Bedding Sales Significantly Rebound After Prior Recessions(2) ($ in billions) Retailers $3 6 $4.0 $4.4 $4.6 $4.6 $4.8 $5.2 $5.8 $6.5 $6.8 $6.9 $6.2 $5.7 $5.9 $6.3 $6.8 7.0 Recession Recovery $1.3 $1.4 $1.4 $1.6 $1.7 $1.8 $1.9 $2.1 $2.3 $2.3 $2.3 $2.4 $2.6 $2.8 $3.0 $3.2 $3.3 3.6 6 '80 '81 '82 '83 '84 '85 '86 '87 '88 '89 '90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 13F 14F YOY Sales Growth (1) Source: Furniture Today (2) Source: ISPA – 2012 Annual Report; mattress and foundation sales (3) Source: ISPA – March 2013 Forecast; mattress and foundation sales 9% 5% -2% 16% 7% 6% 7% 9% 8% 2% 0% 3% 8% 8% 9% 5% 5% 8% 11% 9% 5% 0% 4% 8% 12% 12% 5% 1% -9% -9% 4% 7% 9% 3% 6%

Industry Growth Drivers . Pent-up demand provides continued opportunity since last recession . Consistent historical average unit price (“AUP”) growth . Approximately 80% of mattress sales are replacement in nature $199.3 (Dollars) Wholesale Mattress Shipments per Household(1) Wholesale Mattress and Foundation AUP(1) (2) 0 386 (Units) $192.5 $155 $175 $195 0.332 0.357 0.377 0.386 0.350 0.370 0.390 $93.7 $116.6 $ $115 $135 0.293 0.290 0.310 0.330 $75 95 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014F 0.280 0.250 0.270 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 7 (1) Source: ISPA – 2012 Annual Report (2) Source: ISPA March 2013 Forecast

Best-in-Class Retailer 8Hamilton, OH

Fastest Growing in Fragmented Industry h l l b l . Mattress Firm is the #1 Mattress Specialty Retailer by store count, sales, growth and market share . Fragmented: Top 10 participants accounted for less than 35% of total market revenues in 2012(2) Top Mattress Specialty Retailers(1) Rank Company 2012 Stores 2012 Sales YoY Growth Market Share(2) ($ in thousands) 1 Mattress Firm 1,215 $1,168 40.5% 9.6% 2 Sleepy's 895 976 15.4% 8.0% 3 Sleep Number 410 902 26.3% 7.4% 4 Sleep Train 273 448 20 5% 3 7% 20.5% 3.7% 5 America's Mattress 380 299 8.6% 2.5% 6 Back to Bed 135 104 4.0% 0.9% 7 Sit 'n Sleep 27 97 6.5% 0.8% 8 Innovative Mattress Solutions 147 93 16.3% 0.8% 9 Mattress Warehouse 156 85 NA 0.7% 10 American Mattress 90 70 11.1% 0.6% Top 3,728 4,241 25.8% 34.8% 9 10 (1) Source: Furniture Today Top 100 (2) Reflects sales of the respective retailers divided by the estimated size of the U.S. mattress retail market in 2012

Competitive Real Estate Locations

High quality, convenient and prominent locations

- Distinctive store concept
- Approximately 80% end-cap or freestanding
- Average 4,800 square feet

Disciplined, data driven selection process

- Proven track record that identifies successful trade zone characteristics
- Rigorous new store volume and ROI thresholds
- Real estate committee approval process led by senior management

Preferred retailer for landlords

- Attractive growth and national scale
- Only multi-brand, public mattress specialty retailer




MATTRESS FIRM


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MATTRESSFIRM

Breadth of Merchandising C t l di b d Brand Agnostic . Carry top 4 leading brands . All leading MFRM vendors have averaged double digit percentage growth in revenue over the past two years Broad . Display 60 mattress slots Selection . Wide range of price points: $287 - $6,999 (queen set) Leading Specialty R t il . #1 retailer of specialty products . Broad specialty selection - 24 slots T lli t il i th U it d St t f i lt d t 11 Retailer . Top selling retailer in the United States of specialty products, including Tempur-Pedic, Sealy Optimum and Serta iComfort

Unique Merchandising Approach . Differentiated and trademarked . Minimizes customer confusion: “Find your comfort. Follow your color.” . Enhances consumer’s trust and brand recognition . Increases conversion Typical Mattress Giant Store Typical Mattress Firm Store 12

Differentiated Customer Experience Sales Associates . Compensation aligned with company objectives . Career path and company culture drives low turnover d d d l d l ( fll ) . Educated and extensively trained employees (>90% full-time) Guarantees . Price: lowest price or it’s free . Comfort: 100 days to be happy . on it’s free Delivery Service: time delivery or it s . Professional Red Carpet Delivery . High percentage of same day deliveries . 3rd party satisfaction assessment tied to compensation 13

Proven Track Record of Driving Profitability 14 Shenandoah, TX

Doubled Store Count in Last Three Years . Growth strategically focused on driving relative market share Total Store Units 1,215 1,288 1,400 Company-Operated 158 167 857 800 1,000 1,200 Franchisee-Operated 729 1,057 1,121 50 59 58 82 128 355 456 523 545 674 400 600 301 406 464 487 592 54 0 200 2006 2007 2008 2009 2010 2011 2012 LTM 13H1 15

Relative Market Share Model Penetration Case Study: Houston Market Store Count Stores per Capita 97 stores 65 stores 2009 2012 Incremental Advertising Market Profitability ADV Spend per Adj. EBITDA Adj. EBITDA Margin 1:98k 1:65k Driving Profitability d l ADV Capita $5.6mm $11.0mm $14.3mm $28.0mm 19 4% 21 0% 2009 2012 2009 2012 Model $0.88 $1.71 19.4% 21.0% Relative Market Share Comp Sales Sales per Store Fortress $1.2mm $1.6mm 16 2009 2012 2009 2012 Leadership Developmental Developmental Leadership

Market Penetration Highly Correlated to Profitability(1) 21.4% FY 2012 12.6% 14.9% 12.5% Market Level Adjusted EBITDA(2) $1.3mm $1.1mm $1.1mm $1.4mm Sales per Store(2) Occupancy 13.4% Occupancy 11.0% Occupancy 15.3% $0.47 $0.73 $1.16 $1.51 Store Advertising $ Per Capita(2) % f S l 10 8% % f S l 9 5% % f S l 7 8% Occupancy 13.2% % f S l 9 4% Developmental Leadership Fortress - Recent Acq. Fortress Penetration level (stores per capita) 1:>170k 1:90k – 170k 1:<90k 1:<90k Capita of Sales: 10.8% of Sales: 9.5% of Sales: 7.8% of Sales: 9.4% 17 % of Store Base 3% 28% 51% 18% (1) Based on fiscal year 2012 results, including 95% of total stores (excluding markets not branded as Mattress Firm and markets open less than one year) (2) Annualized weighted average of stores in each category

Acquisition Updates

- Acquisitions focused on advancing market penetration

	Pre Acquisition				Post Acquisition			
	Markets	Store Count	Penetration[1]	Category	Acquired	Store Count[2]	Penetration[1]	Category
Nov. 2011 Mattress Giant (55)	Atlanta	49	122	Leadership	25	74	81	Fortress
	Minneapolis	0	N/A	N/A	15	15	238	Developmental
	St. Louis	19	163	Leadership	15	34	91	Leadership
May 2012 Mattress Giant (181)	Dallas	59	119	Leadership	38	97	73	Fortress
	Houston	73	88	Fortress	25	98	65	Fortress
	Jacksonville	16	91	Leadership	9	25	58	Fortress
	Miami/SE FL	29	224	Developmental	45	73	91	Leadership
	Orlando	18	179	Developmental	25	43	75	Fortress
	SW Florida	9	109	Leadership	10	19	52	Fortress
	Tampa	37	81	Fortress	29	66	45	Fortress
September 2012 Mattress Xpress (35)	Atlanta	74	81	Fortress	5	79	76	Fortress
	Miami/SE FL	72	91	Leadership	20	91	70	Fortress
	SW Florida	19	52	Fortress	6	25	40	Fortress
	Tampa	66	45	Fortress	3	67	43	Fortress
December 2012 Mattress Source (27)	Charleston	8	90	Fortress	2	10	72	Fortress
	Charlotte	20	95	Fortress	12	32	60	Fortress
	Columbia	7	110	Fortress	4	11	70	Fortress
	Greensboro	13	101	Fortress	2	15	87	Fortress
	Greenville	11	123	Fortress	6	17	80	Fortress
	Raleigh	19	94	Fortress	1	20	89	Fortress

(1) Penetration is expressed as one store per thousand in population (based on 2010 U.S. Census)
(2) Excluding acquired stores subsequently closed

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MATTRESSFIRM

Successful Integration Track Record F M Gi i d N b MG55”) d d . Former Mattress Giant stores acquired November 2011 (“demonstrated strong comp results post rebranding Monthly Store Average Post Rebranding $90 000 $100,000 $110,000 Current Year Sales Per Store Prior Year Sales Per Store (1) Post Rebranding +56% $70,000 $80,000 90,000 Average $50,000 $60,000 Mont hly Store A $20 000 $30,000 $40,000 19 20,000 Mar Apr May June July Aug Sept Oct Nov Dec Jan Feb Mar Fiscal 2012 Fiscal 2013

Successful Integration Track Record F M Gi i d M d d . Former Mattress Giant stores acquired May 2012 (“MG180”) demonstrated strong comp results post rebranding Monthly Store Average Post Rebranding $100,000 $110,000 Current Year Sales per Store Prior Year Sales per Store (1) Post Rebranding 34% $80,000 $90,000 Average $60,000 $70,000 Mont hly Store $ $40,000 $50,000 20 30,000 Aug Sept Oct Nov Dec Jan Feb Mar Apr May Jun Jul Fiscal 2012 Fiscal 2013

Highly Achievable Growth Plan 21 Westchester, OH

Sales Momentum Driving Increasing Operating Income A l Sl P f $1,007mm $1,114mm Annual Sales Performance $432mm $494mm $704mm 2009 2010 2011 2012 LTM 13H1 Annual Adjusted Operating Income Performance(1) $61 2 $92.1mm $100.1mm 20.0% 30.0% $ 80 $100 $120 Adj. Op. Income Adj. Op. Margin $21.0mm $32.3mm 61.2mm 4 9% 6.5% 8.7% 9.1% 9.0% 10.0% $20 $40 $60 22 4.9% 0.0% $0 2009 2010 2011 2012 LTM 13H1 (1) 2012 and LTM 13H1 adjusted to exclude $16.3 million and $11.6 million, respectively, of acquisition, impairment, secondary offering and ERP implementation costs

Organic Growth Plan Through 2016 . Expansion primarily through new stores in existing and surrounding markets . Focus on new markets that lack dominant specialty mattress retailer . Long-term potential for at least 2,500 stores in the U.S. 2,500+ 2000 2500 Growth Plan (% of Store Units) Store Unit Growth 245 164 80 1,450 1500 1,121 1000 Existing Markets 60% New Markets 40% 500 23 0 Store Count H1 '13 Existing Markets New Markets Closed/ Relocated Store Count FY2016 Potential Store Count

Highly Accretive New Store Economic Model Stores Generate Cash on Cash Payback <1 Year New Store Investment ($ in thousands) Average Investment Buildout and Equipping Cost $250 New Store Results ($ in thousands) Year 1 Year 2 Sales $1,000 $1,050 % Growth 5% Buildout and Equipping Cost $250 Floor Sample Inventory 23 273 Less: Tenant Reimbursement (65) Cash Requirement, Net $208 Store 4-Wall Profitability(1) $250 $273 % of Sales 25% 26% Annual Cash on Cash Return(2) 120% 131% Store 4-wall profitability drives improving leverage over market-level costs as store 4 market penetration increases 24 (1) Includes approximately $60,000 in Year 1 for vendor funds collected upon store opening (2) Store 4-wall profitability divided by net store investment

Continued Store Growth(1) . Constant growth nationwide without entering competition rich areas l d d 25 Not included in 5 Year Growth Plan (1) Includes franchise locations

Years at Years of Experienced and Invested Management Team Mattress Firm Relevant Experience Experience Steve Stagner President & CEO 16 20 Steve Fendrich Chi f S Offi 17 29 Franchise Owner Chief Strategy Officer Jim Black EVP & Chief Financial Officer 13 32 Ken Murphy EVP of Sales & Operations 13 14 Co-Founder Craig McAndrews EVP of Merchandising & Retail Concepts 7 20 Karrie Forbes EVP of Marketing 15 15 Bruce Levy 3 26 Franchise Owner EVP of RE & Construction Tim Oakhill EVP of Brand Management <1 15 Mike Galvan SVP & Chief Accounting Officer <1 18 Alex Weiss SVP of Finance <1 9 Jim Tillis SVP of Human Resources <1 20 Kindel Elam 26 VP & General Counsel 1 8

Key Investment Highlights Proven Track Compelling Best in Class Highly Experienced Record of Driving Profitability Industry Dynamics Best-in-Specialty Retailer Achievable Growth Plan and Invested Management Team 27